UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

Freeport-McMoRan Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 North Central Avenue
Phoenix, AZ	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

Freeport-McMoRan Inc. (the “Company”) held its 2018 annual meeting of stockholders on June 5, 2018, in Wilmington, Delaware (the “2018 Annual Meeting”). At the 2018 Annual Meeting, the Company’s stockholders: (1) elected each of the six director nominees listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders or until his or her successor is duly elected and qualified; (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year; and (3) approved, on an advisory basis, the compensation of the Company’s named executive officers.

Of the 1,448,730,009 shares of the Company’s common stock outstanding as of the record date, 1,210,303,800 shares were represented at the 2018 Annual Meeting. The independent inspector of elections reported the final vote of stockholders as follows:

Proposal No. 1: Election of six director nominees.(*)

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard C. Adkerson	952,277,141	10,588,057	1,072,990	246,365,612
Gerald J. Ford	826,583,990	134,414,523	2,939,675	246,365,612
Lydia H. Kennard	953,425,566	9,342,946	1,169,676	246,365,612
Courtney Mather	915,949,461	46,937,475	1,051,252	246,365,612
Dustan E. McCoy	752,949,685	209,874,565	1,113,938	246,365,612
Frances Fragos Townsend	875,617,122	87,240,385	1,080,681	246,365,612
(*) As previously disclosed, the Company announced with deep sadness that Jon C. Madonna, a member of the Company’s Board of Directors since 2007, died on May 30, 2018, following a brief illness. In light of his death, Mr. Madonna, who was named as a nominee for re-election as a director in the proxy statement for the 2018 Annual Meeting sent or made available to the Company’s stockholders on or about April 24, 2018, was removed as a nominee.

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,189,243,865	19,234,344	1,825,591	N/A

Proposal No. 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
834,750,080	127,325,645	1,862,463	246,365,612

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By: /s/ Kathleen L. Quirk
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Kathleen L. Quirk
Executive Vice President, Chief Financial Officers
& Treasurer (authorized signatory and
Principal Financial Officer)

Date: June 5, 2018